SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date  of  report  (Date  of  earliest event reported)          February 18, 2000
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                                   YP.Net.Inc
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                   0-24217                    85-026668
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 (State or Other Jurisdiction      (Commission             (IRS  Employer
     of  Incorporation)             File Number)          Identification  No.)


     4840 East Jasmine Street, Suite 110, Mesa, Arizona          85205
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    (Address  of Principal Executive Offices)                   (Zip Code)


Registrant's  telephone  number,  including  area  code          (480)  654-9646
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                                      N/A
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    (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

     Item  5.  Other  Events.

     The Company is in the process of completing the audit for the fiscal year ended September 30, 1999 (Fiscal). The Company's Board of Directors increased from one member to seven members together with changes in management personnel have resulted in the delayed completion of the audit and filing of Form 10-KSB.

     During the course of the audit, it was disclosed that there was a contingent asset of $3,250,000 recorded for the issuance of common stock as collateral for the Registrant's obligations. This transaction should not have been recorded as an asset and should not have been reported at all as an item in the presentation of the financial statement for quarter ended June 30, 1999, Form 10-QSB.

     During the course of the audit, it was further disclosed that the account receivable from one of local exchange carrier billing companies (ESBI) was overstated by approximately $317,000 in Form 10-QSB in the financial statement for the quarter ended June 30, 1999.

     The Board of Directors has instructed the audit committee to work closely with the present and / or future auditors to prevent further delays and expedite the timely issuance of present and future financial statements to correct any prior misstatements on previously filed Forms 10-KSB, 10-QSB and 8-K.
Anticipated adjustments are expected to impact reported earnings and stockholders' equity previously reported.

     The Board of Directors on February 3, 2000, consisted of DeVal Johnson and the following Board of Directors was duly elected:

                                Gregory B. Crane
                              Daniel L. Coury, Sr.
                                Wallace S. Olsen
                                Harold A. Roberts
                                  Angelo Tullo
                                  Walter Vogel

     During that same Board of Directors meeting, Angelo Tullo was elected as Chairman of the Board and Walter Vogel as Vice Chairman, after amendment of
Article  II  of  the  Bylaws  to  provide  for  the election of a Vice-Chairman.
Gregory Crane was elected to the newly created position of Director of Operations. Walter Vogel and Angelo Tullo were elected as members of the Audit Committee. Gregory Crane and Daniel L. Coury, Sr. were elected as members of the Strategic Planning Committee. Daniel L. Coury, Sr. and Harold Roberts were elected as members of the Compensation Committee.

     As compensation to the newly elected directors the Board adopted resolutions to issue shares to its members as follows:

Angelo  Tullo                 100,000  Shares
Walter  Vogel                  75,000  Shares


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     Remaining Directors       50,000 Shares each, for a total of 425,000 shares
all of which were issued as "restricted securities" subject to Rule 144. In addition the Board members are entitled to receive $2,000 per month plus reasonable expenses for travel to and from meetings of the Board of Directors, plus a food and lodging allowance. The above compensation is deferred until and if the Board of Directors determines the second fiscal quarter reveals net positive net operating revenues.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   YP.NET.INC.


Date:  February  22,  2000                    By:  /s/  Angelo  Tullo
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                                                    Angelo Tullo, Chairman


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